Exhibit 99.1

Investor Presentation September 2006

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the limited history for evaluating our company; our history of losses and expectation of further losses; the effect of poor operating results on our company; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; our ability to fully utilize and retain new executives; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

INVESTMENT HIGHLIGHTS Emerging concept in the upscale casual dining segment Leading unit economics with $4.9 million AUV, 20+% unit level restaurant operating profit margin Strong cash-on-cash returns Rapid sales and earnings growth based on manageable 25+% annual unit expansion 15 Consecutive quarters positive same-store sales Experienced management team with significant corporate infrastructure

KONA GRILL - THE CONCEPT Freshly prepared, high quality food Personalized service Upscale ambiance Superior price to experience proposition Doesn't feel like a chain Consistent execution

UNIQUE FOOD OFFERING Sweet Chili Glazed Salmon Generous portions and creative presentation 40+ Signature sauces Award winning sushi Standardized recipes

Emphasis on training Food runners Low staff to table ratio Monitor performance Low turnover EXCEPTIONAL SERVICE STANDARDS

Contemporary decor lends to broad appeal Exhibition-style kitchen and sushi bar enhance upscale ambiance 2,000 gallon water aquarium provides focal point for the restaurant Multiple dining environments and atmospheres help drive guest frequency Attractive bar and patio areas help drive incremental sales UPSCALE CONTEMPORARY AMBIANCE

VIBRANT BAR PROGRAM Unique indoor/outdoor bar enhances overall ambiance Separated from the dining area to accommodate guest preferences Sales driver during non-peak periods Wide selections of wine by the glass as well as international and domestic beers and specialty drinks Happy hour's focus on food helps convert bar patrons to frequent dinner guests Responsible approach to bar operations

NATIONWIDE MARKET OPPORTUNITY Current locations and year opened Scottsdale (1998) Chandler (2001) Kansas City (2002) Las Vegas (2003) Denver (2004) Omaha (2004) Carmel (2004) San Antonio (2005) Sugar Land (2005) Expected 2006 locations Oakbrook (2006) Lincolnshire (2006) Naples (2006) Houston Galleria(2006) Dallas (2006)

UNIT EXPANSION Disciplined new and existing market roll-out strategy - 25+% per year Strict site selection review process High average unit volumes make Kona a desirable tenant for major landlords New V.P. of Development hired April 2006 Long-term opportunity for 100+ units CAGR: 47%

UNIT GROWTH 2002 2003 2004 2005 2006 Existing Units 2 3 4 7 9 New Units 1 1 3 2 5 CAGR: 47%

EXPERIENCED MANAGEMENT TEAM Name Position Relevant Experience Marcus Jundt Chief Executive Officer & President Chairman of the Board 8 Years Jason Merritt Chief Operating Officer 19 Years Mark Robinow Chief Financial Officer 25 Years KONA GRILL(r) KONA GRILL(r)

Ability to execute national roll-out strategy Established training programs and labor pipeline Scalable and secure management information systems Current G&A provides significant fixed cost leverage potential Strong financial controls and established corporate governance practices SIGNIFICANT INVESTMENT IN INFRASTRUCTURE

FINANCIAL SUMMARY

INDUSTRY LEADING SALES Source: 2005 10-K, represents stores opened at least 12 months Above average unit volume reflects guest loyalty and frequency of visits KONA GRILL(r)

EXCEPTIONAL SALES PER SQUARE FOOT 2003 2004 2005 1H05 1H06 East 705 769 805 399 404 Includes restaurants in the comparable base Productive sales per square foot Six Months Ended

Source: 2005 10-K and Oppenheimer estimates for food component of average check AFFORDABLE DINING EXPERIENCE $21.73 Strong unit sales at an affordable guest check $40.76 $18.50 $17.00 $10.50 KONA GRILL(r)

EMERGING CONCEPT RESULTS IN RAPID SALES GROWTH 2003 2004 2005 1H05 1H06 East 16608 25050 36828 16930 22071 CAGR: 49% Growth: 30% Strong growth driven by unit expansion and positive comparable sales Six Months Ended

AVERAGE WEEKLY SALES TRENDS Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Mature Units 4 4 4 4 4 4 4 4 4 5 Newer Units 1 3 3 3 5 5 6

SAME-STORE SALES GROWTH 2003 2004 2005 1H05 1H06 East 0.071 0.073 0.042 0.053 0.06 Includes only restaurants opened for more than 18 months Strong consumer appeal with solid unit level growth Six Months Ended

STRENGTHENING RESTAURANT OPERATING PROFIT 2003 2004 2005 1H05 1H06 East 3035 5057 7991 3794 4702 CAGR: 62% Growth: 24% High-volume units provide prospect for attractive returns Excludes general and administrative, pre-opening expenses and depreciation & amortization Six Months Ended

ATTRACTIVE RESTAURANT OPERATING PROFIT MARGIN Source: 2005 10-K Well developed model generates high unit level returns KONA GRILL(r)

COMPELLING UNIT LEVEL ECONOMICS Figures reflect averages for stores in the comparable base as of 12/31/05 Net of landlord tenant improvement allowance and excluding preopening expenses (3) After second year of operations Quality site selection and effective execution leads to superior returns

BALANCE SHEET

FINANCIAL GUIDANCE Third Quarter 2006 Revenue of $12.7-$13.0 million (one new restaurant) Net loss per share of ($0.10)-($0.16) 123R expense per share ($0.03)-($0.04) Fiscal Year 2006 Revenue of $50-$51 million (five new restaurants) Net loss per share ($0.49)-($0.58) 123R expense per share ($0.13)-($0.15) Profitable in Fiscal Year 2007

CONCLUSION Emerging concept in the upscale casual dining segment Leading unit economics with $4.9 million AUV, 20+% unit level restaurant operating profit margin Strong cash-on-cash returns Rapid sales and earnings growth based on manageable 25+% annual unit expansion 15 Consecutive quarters positive same-store sales Experienced management team with significant corporate infrastructure